UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 19, 2020

(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

711 High Street, Des Moines, Iowa 50392

(Address of principal executive offices)

(515) 247-5111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PFG	Nasdaq Global Select Market

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 Submission of Matters to a Vote of Security Holders

Principal Financial Group, Inc.’s (the “Company”) annual meeting of shareholders was held on May 19, 2020 (the “2020 Annual Meeting”). The matters that were voted upon at the 2020 Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter, as applicable, are set forth below. Abstentions and broker non-votes were treated as being present at the meeting for the purpose of determining a quorum, but were not counted as votes.

At the 2020 Annual Meeting, the shareholders: elected three Class I directors each for a term expiring at the Company’s 2023 Annual Meeting(1); approved an Amended and Restated Directors Stock Plan, as disclosed in the Proxy Statement(2); approved an Amended and Restated Employee Stock Purchase Plan, as disclosed in the Proxy Statement(3); approved, on an advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Proxy Statement(4); and ratified the appointment of Ernst & Young LLP as the Company’s independent auditor for 2020(5).

The voting results were as follows:

(1)	Election of Directors

	VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON-VOTES
Jonathan S. Auerbach	178,141,659	1,802,916	459,479	20,542,360
Jocelyn Carter-Miller	173,249,010	6,676,490	478,554	20,542,360
Scott M. Mills	175,912,772	4,025,518	465,765	20,542,360

The directors whose terms of office continued and the years their terms expire are as follows:

Class II Directors Continuing in Office Whose Term Expires in 2021

Roger C. Hochschild
Daniel J. Houston
Diane C. Nordin
Elizabeth E. Tallett

Class III Directors Continuing in Office Whose Term Expires in 2022

Michael T. Dan
Sandra L. Helton
Blair C. Pickerell

		Votes For	Votes Against	Abstained	Broker Non- Votes
(2)	Approve Amended and Restated Directors Stock Plan	175,013,651	4,656,546	733,858	20,542,360
(3)	Approve Amended and Restated Employee Stock Purchase Plan	178,841,877	994,590	567,587	20,542,360
(4)	Advisory Vote on Executive Compensation	169,495,423	10,184,819	723,813	20,542,360
(5)	Ratification of Independent Auditors	189,177,480	11,015,533	753,402	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By:	/s/ Chris Littlefield
Name:	Chris Littlefield
Title:	Executive Vice President, General Counsel and Secretary

Date:     May 21, 2020